MUNICIPAL HIGH INCOME FUND INC.
(the "Fund")

Supplement dated March 26, 1997
to the Prospectus dated January 15, 1997



The following information supplements, and to the extent inconsistent therewith, supersedes, the information in the Prospectus under the section "Investment Objective and Policies":

	The Fund may invest up to 100% of its assets in Municipal
Obligations rated as low as Ba by Moody's or BB by S&P or BB by Fitch or in unrated Municipal Obligations deemed to be of comparable quality. The Fund will not invest in Municipal
Obligations that are rated lower than Ba, MIG 1/VMIG 1 or P-2 by Moody's or BB, SP-1 or A-1 by S&P.


FD 01286  3/97